SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18,2002

                            TOTAL ENTERTAINMENT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            INDIANA                                           35-1504940
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(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                            Identification No.)
                                                               (Zip Code)



                  P.O. Box 8699 Red Bank, New Jersey 07701-8699
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                    (Address of Principal Executive Offices)

                                 (732) 842-5553
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                           (Issuer's telephone number)


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ITEM 4.    CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT.

Previous independent accountants.

(i) On August 27,2002, the Companys independent certified public accountant Grant Thornton, LLP ("Grant Thornton") voluntarily resigned. Grant Thornton had previously served as the Company's independent accountants since 1999.

(ii) The report of Grant Thornton on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the uncertainty paragraph regarding the Company's ability to continue as a going concern as noted in the report on the Company's financial statements for the years ended December 31, 2000 and 2001.


(iii) In connection with its audit of the financial statements for the 2001 and 2000 fiscal years ending December 30, 2001 and December 31, 2000, respectively, and through March 31, 2002, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such disagreements in their report on the financial statements for such years.


(iv) On August 19, 2002, the Company filed its Form 10-QSB for the six month period ended June 30, 2002 without submitting the financial statement information therein for review by Grant Thornton as required by item 310(b) of Regulation S-B. Other than as set forth in the preceding sentence, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


(v) The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated November 18, 2002, is filed as Exhibit 2 to this Form 8-K.


New independent accountants.

On October 15, 2002, the Company engaged Stephen A. Diamond Chartered Accountants as its new independent accountant. Such engagement was approved by the Company's Audit Committee and Board of Directors on October 15, 2002. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Stephen A. Diamond regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Stephen A. Diamond concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter of the accounting or auditing concerns stated in Item 304
(a)(2) of Regulation S-B

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this report:

     (c) Exhibits

         1.  Letter from Grant Thornton LLP dated  November 18,2002


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Total Entertainment, Inc

                                     By: /s/  SANDY J. MASSELLI, JR.
                                        ----------------------------
                                        CEO/Chairman